SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
11. SUBSEQUENT EVENTS

Cash distribution
On April 30, 2015, PBF GP's board of directors declared a cash distribution, based on the results of the first quarter of 2015, totaling $11,670, or $0.35 per unit. This distribution was paid on May 29, 2015 to unitholders of record on May 15, 2015.
Senior Secured Notes
On May 12, 2015, the Partnership entered into an Indenture among the Partnership, PBF Logistics Finance Corporation, a Delaware corporation and wholly-owned subsidiary of the Partnership ("PBF Finance," and together with the Partnership, the "Issuers"), the Guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee, under which the Issuers issued $350,000 in aggregate principal amount of 6.875% Senior Notes due 2023 (the "Notes"). The initial purchasers in the offering purchased $330,090 aggregate principal amount of Notes pursuant to a private placement transaction conducted under Rule 144A and Regulation S of the Securities Act of 1933, as amended, and certain of PBF Energy’s officers and directors and their affiliates and family members purchased the remaining $19,910 aggregate principal amount of Notes in a separate private placement transaction. The Issuers received net proceeds of approximately $343,000 from the offerings after deducting the initial purchasers’ discount and estimated offering expenses, and used such proceeds to pay $88,000 of the cash consideration due in connection with Delaware City Products Pipeline and Truck Rack Acquisition and to repay $255,000 of outstanding indebtedness under the Partnership’s revolving credit facility. The Partnership will pay interest on the Notes semi-annually in cash in arrears on May 15 and November 15 of each year, beginning on November 15, 2015. The Notes will mature on May 15, 2023.